SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________


                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 6, 2003
               Date of Report (date of earliest event reported)

                        Commission File Number 1-13873

                            ______________________

                                STEELCASE INC.
            (Exact name of registrant as specified in its charter)

             Michigan                                38-0819050
        (State of incorporation)           (IRS employer identification number)

            901 44th Street,                                   49508
    Grand Rapids, Michigan                                   (Zip Code)
 (Address of principal executive offices)

                                (616) 247-2710
                        (Registrant's telephone number)

                            ______________________





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


The following exhibit is included herein:

Exhibit 23.1    Consent of Independent Accountants.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                STEELCASE INC.


Date:  January 6, 2003                          /S/ JAMES P. KEANE
                                                ------------------------------
                                                     James P. Keane
                                                   Senior Vice President
                                                  and Chief Financial Officer
                                                 (Duly Authorized Officer and
                                                 Principal Financial Officer)


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                                                                  Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference of our report dated March 15, 2002 relating to the consolidated financial statements and schedule of Steelcase Inc. included in the Company's Annual Report on Form 10-K for the year ended February 22, 2002 in the previously filed Registration Statements for the Company's Steelcase Inc. Deferred Compensation Plan (Registration No. 333-84689), Steelcase Inc. 401(k) Retirement Plan (Registration No. 333-84251), Steelcase Inc. Incentive Compensation Plan (Registration Nos. 333-46711 and 333-50964), Steelcase Inc. Employee Stock Purchase Plan (Registration No. 333-46713) and Steelcase Inc. Public Debt Offering (Registration No. 333-83264).

BDO SEIDMAN, LLP

Grand Rapids, Michigan
January 3, 2003